Exhibit 10.1

AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of November 8, 2012, by and among the Lenders identified on the signature pages hereof (such Lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), BMO HARRIS BANK N.A. (formerly known as Harris N.A.), as administrative agent for the Lenders (in such capacity, “Agent”), POWER SOLUTIONS INTERNATIONAL, INC., a Delaware corporation (“Parent”), THE W GROUP, INC., a Delaware corporation (“Holdings”), POWER SOLUTIONS, INC., an Illinois corporation (“Power Solutions”), POWER GREAT LAKES, INC., an Illinois corporation (“Great Lakes”), AUTO MANUFACTURING, INC., an Illinois corporation (“Auto Manufacturing”), TORQUE POWER SOURCE PARTS, INC., an Illinois corporation (“Torque”), POWER PROPERTIES, L.L.C., an Illinois limited liability company (“Properties”), POWER PRODUCTION, INC., an Illinois corporation (“Production”), POWER GLOBAL SOLUTIONS, INC., an Illinois corporation (“Global”), PSI INTERNATIONAL, LLC, an Illinois limited liability company (“PSI”) and XISYNC LLC, an Illinois limited liability company (“XISYNC” and together with Parent, Holdings, Power Solutions, Great Lakes, Auto Manufacturing, Torque, Properties, Production, Global and PSI, individually a “Borrower” and collectively “Borrowers”).

WHEREAS, Borrowers, Agent, and the Lenders are parties to that certain Loan and Security Agreement dated as of April 29, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, Borrowers, Agent and the Lenders have agreed to amend the Loan Agreement in certain respects subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 5 below and in reliance upon the representations and warranties set forth in Section 6 below, the Credit Agreement is hereby amended as follows:

(a) Section 9.2.1 of the Loan Agreement is amended by (i) deleting the “and” from the end of clause (i) thereof, (ii) replacing the “.” at the end of clause (ii) thereof with “; and”, and (iii) inserting a new clause (iii) at the end thereof as follows:

(iii) acquisitions of any Person or all or any substantial part of the assets of any Person in exchange for aggregate consideration (including all cash consideration paid, all deferred or contingent consideration (including any potential earn-out consideration) payable, and all indebtedness or other liabilities assumed in connection therewith) for all such acquisitions consummated during the term of this Agreement not to exceed $2,000,000, so long as on the date of any such acquisition (after giving pro forma effect to the consummation and payment of all consideration for such acquisition), (x) Excess Availability exceeds the greater of (1) $10,000,000 and (2) 20% of the Total Credit Facility, and (y) no Default or Event of Default shall have occurred and be continuing.

(b) Section 9.2.8 of the Loan Agreement is amended by replacing the reference to “$4,000,000” set forth therein with a reference to “$8,000,000”.

(c) Section 9.2.13 of the Loan Agreement is amended and restated in its entirety as follows:

9.2.13. Subsidiaries and Joint Ventures. Create, acquire or otherwise suffer to exist, or permit any Subsidiary of any Borrower to create, acquire or otherwise suffer to exist, any Subsidiary or joint venture arrangement not in existence as of the date hereof, other than an investment by Holdings in an aggregate amount invested (whether in cash, equipment or other assets) not to exceed $2,000,000 at any time in one or more joint venture arrangements with other Persons so long as (i) immediately prior to, and after giving effect to any such investment, no Default or Event of Default shall have occurred and be continuing or would result therefrom, (ii) no future capital calls or other contingent obligations to make investments in such joint venture (in excess of the amount permitted to be invested pursuant to this Section 9.2.13; provided that any such obligation of any Borrower to make a future capital call in any joint venture pursuant to the aggregate allowance in this Section 9.2.13 must be subject to a requirement that no Default or Event of Default shall have occurred or be continuing at the time of any such subsequent investment and no Borrower shall make any such future capital call payment at a time that any Default or Event of Default has occurred and is continuing) are assumed by Holdings or any other Borrower in connection with any such joint venture arrangement, (iii) no other contingent obligations are assumed by Holdings or any other Borrower in connection with such joint venture arrangement, and (iv) any such joint venture arrangement shall be in a line of business of the type engaged in by the Borrowers as of the Closing Date.

3. Continuing Effect. Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Loan Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Loan Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect.

4. Reaffirmation and Confirmation. Each Borrower hereby ratifies, affirms, acknowledges and agrees that the Loan Agreement and the other Loan Documents to which it is a party represent the valid, enforceable and collectible obligations of such Borrower, and further acknowledges that there are no existing claims or defenses, personal or otherwise, with respect to the Loan Agreement or any other Loan Document. Each Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens granted to the Agent under the Loan Documents and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Obligor in all respects.

5. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof and upon the satisfaction of the following conditions precedent:

(a) Each party hereto shall have executed and delivered this Amendment to Agent; and

(b) No Default or Event of Default shall have occurred and be continuing as of the date of the effectiveness of this Amendment.

6. Representations and Warranties. In order to induce Agent and the Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Agent and Lenders that:

(a) Both before and after giving effect to this Amendment, all representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date);

(b) Both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

(c) this Amendment has been approved by all necessary corporate or other relevant action and do not or will not require any consent or approval of the shareholders, partners or members, as the case may be, of Parent or any other Borrower, except for those obtained and in full force and effect, (ii) contravene Parent’s or any other Borrower’s charter, articles or certificate of incorporation, partnership agreement, articles or certificate of formation, by-laws, limited liability agreement, operating agreement or other organizational documents (as the case may be); (iii) violate, or cause Parent or any other Borrower or any of to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to such Borrower; (iv) result in a breach of or constitute a default under any agreement, lease or instrument to which any Borrower or any of its Subsidiaries is a party or by which it or its Properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien upon or with respect to any of the Properties now owned or hereafter acquired by any Borrower or any of its Subsidiaries; and

(d) This Amendment, the Loan Agreement and other Loan Documents to which it is a party, as modified hereby, constitute legal, valid and binding obligations of such Obligor and are enforceable against such Obligor in accordance with their respective terms.

7. Miscellaneous.

(a) Expenses. The Borrowers agree to pay on demand all costs and expenses of Agent (including the reasonable fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Loan Agreement.

(b) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

(c) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. A counterpart of this Amendment delivered via facsimile, .pdf or other electronic transmission shall be equally effective as the delivery of a manually executed counterpart of this Amendment.

8. Release.

(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and the Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all actions, causes of action, suits, controversies and damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Borrower or any of its respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any action or inaction of any Releasee which has occurred or arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS:	POWER SOLUTIONS INTERNATIONAL, INC.,

	By:	/s/ Daniel P Gorey
	Name:	DANIEL P GOREY
	Title:	CFO

THE W GROUP, INC.

	By:	/s/ Daniel P Gorey
	Name:	DANIEL P GOREY
	Title:	CFO

POWER SOLUTIONS, INC.

	By:	/s/ Daniel P Gorey
	Name:	DANIEL P GOREY
	Title:	CFO

POWER GREAT LAKES, INC.

	By:	/s/ Daniel P Gorey
	Name:	DANIEL P GOREY
	Title:	CFO

AUTO MANUFACTURING, INC.

	By:	/s/ Daniel P Gorey
	Name:	DANIEL P GOREY
	Title:	CFO

Signature Page to Amendment No. 2 to Loan and Security Agreement

TORQUE POWER SOURCE PARTS, INC.

By:	/s/ Daniel P Gorey
Name:	DANIEL P GOREY
Title:	CFO

POWER PROPERTIES, L.L.C.

By:	/s/ Daniel P Gorey
Name:	DANIEL P GOREY
Title:	CFO

POWER PRODUCTION, INC.

By:	/s/ Daniel P Gorey
Name:	DANIEL P GOREY
Title:	CFO

POWER GLOBAL SOLUTIONS, INC.

By:	/s/ Daniel P Gorey
Name:	DANIEL P GOREY
Title:	CFO

PSI INTERNATIONAL, LLC

By:	/s/ Daniel P Gorey
Name:	DANIEL P GOREY
Title:	CFO

XISYNC LLC

By:	/s/ Daniel P Gorey
Name:	DANIEL P GOREY
Title:	CFO

Signature Page to Amendment No. 2 to Loan and Security Agreement

BMO HARRIS BANK N.A. (formerly known as HARRIS N.A.), as Agent and sole existing Lender

By:	/s/ Jasor Hoefler
Name:	Jasor Hoefler
Title:	Vice President

Signature Page to Amendment No. 2 to Loan and Security Agreement